THE VANTAGEPOINT FUNDS Milestone 2045 Fund Ticker Symbol: VPRJX
SUMMARY PROSPECTUS • MAY 1, 2010

Before you invest you may want to review The Vantagepoint Funds’ prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information dated May 1, 2010, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.icmarc.org/vpprospectus. You can also get this information at no cost by calling 800-669-7400 or by sending an email request to investorservices@icmarc.org.

 Investment Objective

To offer high total return consistent with the Fund’s current asset allocation.

 Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Transaction fees	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)

Management fees	0.10%

Other expenses[1]	0.68%

Acquired fund fees and expenses[2]	0.79%

Total annual fund operating expenses[2]	1.57%

Fee waiver and/or expense reimbursement[3]	(0	.47)%

Total annual fund operating expenses after fee waiver and/or expense reimbursement[3]	1.10%

[1]	Other expenses are based on estimated amounts for the current fiscal year.
[2]	Shareholders of the Fund indirectly pay the expenses of the Acquired funds.
[3]	The investment adviser has agreed to waive fees or reimburse expenses until April 30, 2011 to limit the Fund’s total annual operating expenses to 1.10%. After such date, this arrangement can be terminated by the investment adviser upon notification to the Fund’s Board of Directors.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the contractual fee waiver and/or expense reimbursement described above expires on April 30, 2011 and therefore is only reflected in the 1 year example. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	$113

3 years	$499

Portfolio Turnover
The Fund commenced operations on January 4, 2010 and, therefore, portfolio turnover rate is not applicable to this Fund.

 Investments, Risks, and Performance

Principal Investment Strategies
The Fund invests in a combination of other Vantagepoint Funds using an asset allocation strategy designed for investors who expect to begin making gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2045. The Fund invests in a combination of equity investments and fixed income investments. As time elapses, the Fund’s allocation to equity investments decreases, the Fund’s allocation to fixed income investments increases, and an allocation is added (and increased) to investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (through the “multi-strategy” Fund) in a manner that the adviser believes to be appropriate, so that by June 30 of the year 2055 (10 years after the year indicated in the Fund’s name), the Fund’s net assets will be invested approximately 25% in equity Funds, 55% in fixed income Funds, and 20% in the multi-strategy Fund.

The Fund’s allocations will change over time. The Fund invests in the following Vantagepoint Funds at target allocations within the current ranges indicated:

Fixed Income Fund:	Allocation Range:

Core Bond Index Fund (Class I)	0% - 10%

Equity Funds:	Allocation Range:

Equity Income Fund	22% - 32%

Growth & Income Fund	11% - 21%

Growth Fund	8% - 18%

Mid/Small Company Index Fund (Class I)	15% - 25%

International Fund	14% - 24%

Subject to the supervision of the Funds’ Board of Directors, the Fund’s investment adviser may, at its discretion, increase or decrease the target allocations to the underlying Funds. The adviser monitors the Fund’s allocations and will “rebalance” its

Summary Prospectus May 1, 2010	1	Vantagepoint Milestone 2045 Fund

portfolio as necessary to return the Fund to, or close to, the intended asset allocation.

The Fund is designed to “age” so that its asset allocation becomes more conservative over time until it achieves a final constant asset allocation approximately 10 years after the year 2045. This is intended to reduce investment risk as investors move towards and into retirement.

The sequence of asset allocation changes that the Fund is expected to follow over time (“glide path”) is illustrated below.

The current asset mix (as of the date of this prospectus) is approximately 95% equity and 5% fixed income. The asset mix will become progressively more conservative so that by the year 2045 (“target year”), the mix will approximate 47% equity, 36% fixed income, and 17% multi-strategy. The asset mix will continue to become more conservative for 10 more years until the equity allocation is reduced to approximately 25%, the fixed income allocation is increased to approximately 55%, and the multi-strategy allocation is increased to approximately 20%. At that time (10 years after 2045), the Fund will reach its “landing point” and its target asset allocation will become constant. After the Fund reaches its final constant target allocations, the Fund’s investment adviser is expected to recommend, and the Fund’s Board of Directors may approve, combining the Fund with the Milestone Retirement Income Fund, which is expected to have approximately the same asset allocation as the Fund at that time.

All percentages referred to above are based on the Fund’s net assets.

This Fund may be appropriate for you if you plan to begin making gradual withdrawals from the Fund, typically at or after your retirement, in or around the year 2045.

Principal Investment Risks
There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund is not a complete solution for all of your retirement savings needs. An investment in the Fund includes the risk of loss, including near, at or after the target date of the Fund. There is no guarantee that the Fund will provide adequate income at and through an investor’s retirement. Selecting the Fund (or any of The Vantagepoint Funds) does not guarantee that you will have adequate savings for retirement.

Asset Allocation Risk
Asset allocation risk is the risk that the selection of the underlying Funds and the allocation of Fund assets among them will cause the Fund to lose money or to underperform other funds with similar investment objectives. In addition, there is the risk that the asset classes favored by the allocations will not perform as expected. The Fund’s investment adviser may alter the Fund’s asset allocation, as well as its Fund-level allocations, for reasons other than the passage of time. Any changes made in the underlying Funds, such as changes in investment objectives or strategies, may affect the Fund’s performance.

The amount invested by this Fund in each underlying Fund is exposed to the same risks as that underlying Fund. These risks are summarized below.

Stock Market Risk
Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.

Foreign Securities Risk
Investments in foreign securities may involve the risk of loss due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency fluctuations; and higher transaction costs. These risks may be greater with respect to securities of companies located in emerging market countries. Investments in securities of issuers located in emerging market countries tend to be more volatile than investments in securities of issuers located in developed foreign countries.

Small-Cap Securities Risk
Investments in small-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of small-capitalization companies are generally subject to greater price volatility than those of larger companies due to: less certain growth prospects, the lower degree of liquidity in the markets for their securities, and the greater sensitivity of smaller companies to changing economic conditions. Also, small-capitalization companies may have more limited product lines, fewer capital resources and less experienced management than larger companies.

Mid-Cap Securities Risk
Investments in mid-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of mid-capitalization companies generally trade in lower volume and are generally subject to greater and less predictable price changes than the securities of larger companies.

 Risk/Return Bar Chart and Table

The Fund has not been in operation for a full calendar year, therefore no performance information is included.

Investment Adviser: Vantagepoint Investment Advisers, LLC

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Portfolio Managers:

Name	Title	Length of Service
Wayne Wicker, CFA	Senior Vice President and Chief Investment Officer	Portfolio Manager of the Fund since 2010

David Braverman, CFA	Vice President of Investments	Portfolio Manager of the Fund since 2010

Lee Trenum, CFA	Director of Investments	Portfolio Manager of the Fund since 2010

Purchase and Sale of Fund Shares
There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).

Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”) or a VantageCare RHS Employer Investment Program (“EIP”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 for an IRA account withdrawal form or Client Services at 800-326-7272 for an EIP account redemption form.

Tax Information
Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed when they are received.

Financial Intermediary Compensation
The Fund’s distributor has entered into an agreement with an unaffiliated broker-dealer wherein, under certain circumstances, the distributor will reimburse the broker-dealer a portion of the transaction and exchange fees charged to the broker-dealer by its clearing firm in connection with the broker-dealer’s transactions in Fund shares.

Summary Prospectus May 1, 2010	3	Vantagepoint Milestone 2045 Fund

ICMA Retirement Corporation 777 North Capitol Street, NE Washington, DC 20002-4240

BRC000-072-201005-C2045

Summary Prospectus May 1, 2010	4	Vantagepoint Milestone 2045 Fund